SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2019

IOTA COMMUNICATIONS, INC.
(Exact name of Company as specified in its charter)

Delaware	000-27587	22-3586087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 400
Allentown, PA 18101
(Address of principal executive offices)

(855) 743-6478
(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

On December 9, 2019, James F. Dullinger was appointed as Chief Financial Officer of Iota Communications, Inc. (the “Company”), pursuant to the terms and provisions of the Employment Agreement dated December 9, 2019 (the “Employment Agreement”) by and between the Company and Mr. Dullinger. In connection with his appointment as Chief Financial Officer, Mr. Dullinger was designated as the Company’s “Principal Financial and Accounting Officer” for SEC reporting purposes.

The Employment Agreement with Mr. Dullinger has an initial term of two years and is subject to automatic one-year renewals unless either party provides the other with written notice of non-renewal no less than 90 days prior to the end of the then current term. Under the Employment Agreement, Mr. Dullinger will be paid an annual base salary of $210,000, subject to review for possible increases as determined by the Chief Executive Officer of the Company. Mr. Dullinger is also entitled to receive annual bonuses in accordance with the Company’s Annual Incentive Plan at the discretion of the Company’s Board of Directors. The target amount of his annual bonus is 50% of his annual base salary, with 25% paid in cash and 25% issued in Common Stock with the first bonus to be paid at the end of the current fiscal year.

The Employment Agreement further provides for the issuance of stock options to Mr. Dullinger to purchase 2,000,000 shares of the Company’s Common Stock under its 2017 Equity Incentive Plan. The options are subject to a three-year vesting schedule, with 8.33% of the options vesting in 12 successive equal quarterly installments, provided Mr. Dullinger is employed by the Company on each vesting date. The exercise price for 50% of the options is $0.40, 25% are at $0.80, and 25% are at $1.20. The Employment Agreement also includes provisions for paid vacation time, expense reimbursement, and participation in the Company’s group health, life, and disability programs, 401(k) savings plans, profit sharing plans or other retirement savings plans as are made available to the Company’s other similarly situated executives.

The Employment Agreement can be terminated voluntarily by either party upon 60 days prior written notice to the other. The Company has the right to terminate Mr. Dullinger immediately without cause and without notice if the Company pays Mr. Dullinger (i) any accrued and unpaid base salary for the unexpired notice period, (ii) any unreimbursed business expenses, and (iii) any accrued and unused paid vacation time. The Employment Agreement provides for severance benefits payable to Mr. Dullinger in the event of termination by the Company without cause or by Mr. Dullinger for good reason. If his employment is terminated by the Company without cause or if Mr. Dullinger resigns for good reason within 60 days before or within 12 months following a change in control, Mr. Dullinger will be entitled to his annual base salary (as determined on a monthly basis) for 6 months, a pro rata bonus, and reimbursement of his COBRA expenses for 6 months. In addition, all outstanding equity grants which vest over the 12 months following such termination will become fully and immediately vested. The Employment Agreement also contains customary non-solicitation and non-compete provisions that apply during the term of employment and for a period of 6 months following such employment.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.4 to this report and incorporated herein by reference.

Except as otherwise disclosed in this Report, there are no arrangements or understandings between Mr. Dullinger and any other person pursuant to which he was appointed as an officer of the Company.  In addition, there are no family relationships between Mr. Dullinger and any of the Company’s other officers or directors.  Further, except as otherwise disclosed in this Report, there are no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Dullinger had, or will have, a direct or indirect material interest.

Mr. Dullinger, 48, is an actively licensed Certified Public Accountant in Pennsylvania with more than 25 years of finance and executive management experience in both publicly traded and privately held companies. From May 2018 to December 2019, Mr. Dullinger served as Director of Finance and Accounting Advisory Services at Centri Business Consulting, LLC. From April 2017 to April 2018, Mr. Dullinger served as Director of SEC Reporting at Hill International, Inc. From June 2016 to March 2017, Mr. Dullinger served as Chief Financial Officer at WBQ USA, LLC. From February 2014 to May 2016, Mr. Dullinger served as Vice President, Finance at Turn5, Inc. Mr. Dullinger began his career in public accounting with 10 years of combined audit and assurance services experience at PricewaterhouseCoopers LLP and KPMG LLP. Mr. Dullinger holds a MBA from the McDonough School of Business, Georgetown University and a BBA in Accounting from Temple University.

Item 7.01.	Regulation FD Disclosure.

On December 12, 2019, the Company issued a press release with respect to the appointment of Mr. Dullinger.  A copy of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.  The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Exhibit Table
10.4	Employment Agreement dated December 09, 2019 between the Company and James F. Dullinger
99.1	Press Release issued by Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iota Communications, Inc. (Registrant)

Date: December 12, 2019	By:	/s/ Terrence DeFranco
Terrence DeFrancoChief Executive Officer and President